Exhibit 99.1

NEWS RELEASE

Nabors Announces Revised Third Quarter 2014 Results;

GAAP Earnings per Share of $0.34

HAMILTON, Bermuda, November 10, 2014 — Nabors Industries Ltd. (NYSE:NBR) today reported revised third-quarter 2014 diluted earnings per share from continuing operations of $0.34, versus the $0.19 previously announced in our earnings press release for the third quarter of 2014 that was issued on October 21, 2014.  The revision is due to a change in the non-cash income tax provision for the third quarter.  Upon review, it was determined that the previously reported $63.3 million non-cash tax charge related to the restructuring of the Company’s completion and production entities in preparation for the pending transaction with C&J Energy Services should be reduced by approximately $45.0 million to $18.3 million.

As a result of the revision, the total income tax provision for the third quarter of 2014 is $61.5 million, compared to the $106.5 million previously announced, and net income for the period is $106.4 million, compared to the $61.4 million previously announced.

Attached to this press release are revised financial information tables that give effect to these adjustments.  These tables replace in their entirety the financial information accompanying our earnings press release for the third quarter of 2014, dated October 21, 2014.

###

About Nabors

The Nabors companies own and operate approximately 501 land drilling rigs throughout the world and approximately 542 land workover and well servicing rigs in North America. Nabors’ actively marketed offshore fleet consists of 37 platform rigs in the United States and multiple international markets. In addition, Nabors is one of the largest providers of hydraulic fracturing, cementing, nitrogen and acid pressure pumping services with approximately 800,000 hydraulic horsepower currently in service. Nabors also manufactures top drives and drilling instrumentation systems.  Nabors participates in most of the significant oil and gas markets in the world.

The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by Nabors from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, Nabors’ actual results may differ materially from those indicated or implied by such forward-looking statements.  The projections contained in this release reflect management’s estimates as of the date of the release.  Nabors does not undertake to update these forward-looking statements.

MEDIA CONTACT:

Dennis A. Smith, Director of Corporate Development & Investor Relations, +1 281-775-8038. To request investor materials, contact Nabors’ corporate headquarters in Hamilton, Bermuda at +441-292-1510 or via e-mail at mark.andrews@nabors.com

SOURCE: Nabors Industries Ltd.

1

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS) — REVISED

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
(In thousands, except per share amounts)	As reported	Adjustments	Revised	As reported	Adjustments	Revised

Revenues and other income:
Operating revenues	$1,813,762	$—	$1,813,762	$5,020,361	$—	$5,020,361
Earnings (losses) from unconsolidated affiliates	(2,851)	—	(2,851)	(5,872)	—	(5,872)
Investment income (loss)	2,189	—	2,189	10,235	—	10,235
Total revenues and other income	1,813,100	—	1,813,100	5,024,724	—	5,024,724

Costs and other deductions:
Direct costs	1,181,986	—	1,181,986	3,310,220	—	3,310,220
General and administrative expenses	138,967	—	138,967	406,863	—	406,863
Depreciation and amortization	286,581	—	286,581	851,528	—	851,528
Interest expense	43,138	—	43,138	134,251	—	134,251
Losses (gains) on sales and disposals of long-lived assets and other expense (income), net	(1,513)	—	(1,513)	16,467	—	16,467
Impairments and other charges	—	—	—	—	—	—
Total costs and other deductions	1,649,159	—	1,649,159	4,719,329	—	4,719,329

Income (loss) from continuing operations before income taxes	163,941	—	163,941	305,395	—	305,395

Income tax expense (benefit)	106,515	(45,004)	61,511	131,279	(45,004)	86,275

Subsidiary preferred stock dividend	—	—	—	1,984	—	1,984

Income (loss) from continuing operations, net of tax	57,426	45,004	102,430	172,132	45,004	217,136
Income (loss) from discontinued operations, net of tax	4,005	—	4,005	4,488	—	4,488

Net income (loss)	61,431	45,004	106,435	176,620	45,004	221,624
Less: Net (income) loss attributable to noncontrolling interest	(387)	—	(387)	(1,213)	—	(1,213)
Net income (loss) attributable to Nabors	$61,044	$45,004	$106,048	$175,407	$45,004	$220,411

Earnings (losses) per share: (1)
Basic from continuing operations	$.19	$.15	$.34	$.57	$.15	$.72
Basic from discontinued operations	.02	—	.02	.01	.01	.02
Basic	$.21	$.15	$.36	$.58	$.16	$.74

Diluted from continuing operations	$.19	$.15	$.34	$.56	$.15	$.71
Diluted from discontinued operations	.01	—	.01	.02	—	.02
Diluted	$.20	$.15	$.35	$.58	$.15	$.73

Weighted-average number of common shares outstanding: (1)
Basic	292,621	—	292,621	292,613	—	292,613
Diluted	295,005	—	295,005	295,353	—	295,353

(1)       See “Computation of Earnings (Losses) Per Share Revised” included herein as a separate schedule.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS — REVISED

	(Unaudited)
	September 30, 2014
(In thousands)	As reported	Adjustments	Revised

ASSETS
Current assets:
Cash and short-term investments	$464,818	$—	$464,818
Accounts receivable, net	1,624,441	—	1,624,441
Assets held for sale	158,327	—	158,327
Other current assets	540,828	4,057	544,885
Total current assets	2,788,414	4,057	2,792,471
Long-term investments and other receivables	2,568	—	2,568
Property, plant and equipment, net	9,016,508	—	9,016,508
Goodwill	512,203	—	512,203
Investment in unconsolidated affiliates	60,451	—	60,451
Other long-term assets	235,139	—	235,139
Total assets	$12,615,283	$4,057	$12,619,340

LIABILITIES AND EQUITY
Current liabilities:
Current debt	$196	$—	$196
Other current liabilities	1,416,510	(1,125)	1,415,385
Total current liabilities	1,416,706	(1,125)	1,415,581
Long-term debt	4,255,136	—	4,255,136
Other long-term liabilities	1,115,211	(39,822)	1,075,389
Total liabilities	6,787,053	(40,947)	6,746,106

Equity:
Shareholders’ equity	5,817,869	45,004	5,862,873
Noncontrolling interest	10,361	—	10,361
Total equity	5,828,230	45,004	5,873,234
Total liabilities and equity	$12,615,283	$4,057	$12,619,340

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

COMPUTATION OF EARNINGS (LOSSES) PER SHARE — REVISED

(Unaudited)

A reconciliation of the numerators and denominators of the basic and diluted earnings (losses) per share computations is as follows:

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
(In thousands, except per share amounts)	As reported	Adjustments	Revised	As reported	Adjustments	Revised

BASIC EPS:
Income (loss) from continuing operations, net of tax	$57,426	$45,004	$102,430	$172,132	$45,004	$217,136
Less: Net (income) loss attributable to noncontrolling interest	(387)	—	(387)	(1,213)	—	(1,213)
Less: Redemption of preferred shares	—	—	—	(1,688)	—	(1,688)
Less: Earnings allocated to unvested shareholders	(889)	(690)	(1,579)	(2,596)	(690)	(3,286)
Adjusted income (loss) from continuing operations - basic and diluted	$56,150	$44,314	$100,464	$166,635	$44,314	$210,949
Income (loss) from discontinued operations, net of tax	$4,005	$—	$4,005	$4,488	$—	$4,488

Weighted-average number of shares outstanding-basic	292,621	—	292,621	292,613	—	292,613

Earnings (losses) per share:
Basic from continuing operations	$.19	$.15	$.34	$.57	$.15	$.72
Basic from discontinued operations	.02	—	.02	.01	.01	.02
Total Basic	$.21	$.15	$.36	$.58	$.16	$.74

DILUTED EPS:
Income (loss) from continuing operations attributed to common shareholders	$56,150	$44,314	$100,464	$166,635	$44,314	$210,949
Add: Effect of reallocating undistributed earnings of unvested shareholders	5	6	11	19	6	25
Adjusted income (loss) from continuing operations attributed to common shareholders	$56,155	$44,320	$100,475	$166,654	$44,320	$210,974
Income (loss) from discontinued operations	$4,005	$—	$4,005	$4,488	$—	$4,488

Weighted-average number of shares outstanding-basic	292,621	—	292,621	292,613	—	292,613
Add: dilutive effect of potential common shares	2,384	—	2,384	2,740	—	2,740
Weighted-average number of diluted shares outstanding	295,005	—	295,005	295,353	—	295,353

Diluted from continuing operations	$.19	$.15	$.34	$.56	$.15	$.71
Diluted from discontinued operations	.01	—	.01	.02	—	.02
Total Diluted	$.20	$.15	$.35	$.58	$.15	$.73

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS) ITEMS EXCLUDING CERTAIN NON-CASH CHARGES AND OTHER NON-OPERATIONAL ITEMS (NON-GAAP) — REVISED

(Unaudited)

		Charges and Non-Operational	As adjusted
	Actuals	Items	(Non-GAAP)
	As reported
(In thousands, except per share amounts)	Three Months Ended September 30, 2014

Income (loss) from continuing operations, net of tax	$57,426	$(59,304)	$116,730
Diluted earnings (losses) per share from continuing operations	$0.19	$(0.20)	$0.39

		Charges and Non-Operational	As adjusted
	Actuals	Items	(Non-GAAP)
	Adjustments
(In thousands, except per share amounts)	Three Months Ended September 30, 2014

Income (loss) from continuing operations, net of tax	$45,004	$45,004	$—
Diluted earnings (losses) per share from continuing operations	$0.15	$0.15	$—

		Charges and Non-Operational	As adjusted
	Actuals	Items	(Non-GAAP)
	Revised
(In thousands, except per share amounts)	Three Months Ended September 30, 2014

Income (loss) from continuing operations, net of tax	$102,430	$(14,300)	$116,730
Diluted earnings (losses) per share from continuing operations	$0.34	$(0.05)	$0.39

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

SCHEDULE OF NON-CASH CHARGES AND OTHER NON-OPERATIONAL ITEMS (NON-GAAP) — REVISED

(Unaudited)

	Three Months Ended September 30, 2014
	As Reported		Adjustments		Revised
		Per Diluted		Per Diluted		Per Diluted
(In thousands, except per share amounts)	2014	Share	2014	Share	2014	Share

Transaction expenses (1)	$13,062	$.04	$—	$—	$13,062.04
Sale of Alaska E&P business (2)	(17,023)	(.06)	—	—	(17,023)	(.06)
Other non-operational items (3)	—	—	—	—	—	—
Restructuring tax charge (4)	63,265.22		(45,004)	(.15)	18,261.07

Total Adjustments, net of tax	$59,304	$.20	$(45,004)	(.15)	$14,300.05

Weighted-average number of shares outstanding - diluted	295,005		295,005		295,005

(1) Represents expenses attributable to pending transaction with C&J Services, net of tax of $3.9 million.

(2) Represents the gain on the divestiture of our Alaska E&P business, net of tax of $5.1 million.

(3) Represents losses on the sale of non-core assets or in unconsolidated businesses in the process of being divested, net of tax of $1.3 million.

(4) Represents a tax charge associated with the restructuring of our completion and production services entities in preparation for the transaction with C&J Services.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per share amounts)	2014	2013	2014	2014	2013
	Revised			Revised
Revenues and other income:
Operating revenues	$1,813,762	$1,551,593	$1,616,981	$5,020,361	$4,545,037
Earnings (losses) from unconsolidated affiliates	(2,851)	(2,628)	(576)	(5,872)	1,627
Investment income (loss)	2,189	1,229	7,066	10,235	95,471
Total revenues and other income	1,813,100	1,550,194	1,623,471	5,024,724	4,642,135

Costs and other deductions:
Direct costs	1,181,986	981,685	1,066,495	3,310,220	2,948,987
General and administrative expenses	138,967	127,943	133,630	406,863	390,023
Depreciation and amortization	286,581	273,444	282,820	851,528	809,019
Interest expense	43,138	56,059	46,303	134,251	176,343
Losses (gains) on sales and disposals of long-lived assets and other expense (income), net	(1,513)	3,266	16,504	16,467	27,245
Impairments and other charges	—	242,241	—	—	287,241
Total costs and other deductions	1,649,159	1,684,638	1,545,752	4,719,329	4,638,858

Income (loss) from continuing operations before income taxes	163,941	(134,444)	77,719	305,395	3,277

Income tax expense (benefit)	61,511	(44,684)	10,756	86,275	(28,798)

Subsidiary preferred stock dividend	—	750	1,234	1,984	2,250

Income (loss) from continuing operations, net of tax	102,430	(90,510)	65,729	217,136	29,825
Income (loss) from discontinued operations, net of tax	4,005	(14,430)	(1,032)	4,488	(34,292)

Net income (loss)	106,435	(104,940)	64,697	221,624	(4,467)
Less: Net (income) loss attributable to noncontrolling interest	(387)	(441)	(253)	(1,213)	(6,154)
Net income (loss) attributable to Nabors	$106,048	$(105,381)	$64,444	$220,411	$(10,621)

Earnings (losses) per share: (1)
Basic from continuing operations	$.34	$(.30)	$.21	$.72	$.08
Basic from discontinued operations	.02	(.05)	—	.02	(.11)
Basic	$.36	$(.35)	$.21	$.74	$(.03)

Diluted from continuing operations	$.34	$(.30)	$.21	$.71	$.08
Diluted from discontinued operations	.01	(.05)	—	.02	(.11)
Diluted	$.35	$(.35)	$.21	$.73	$(.03)

Weighted-average number of common shares outstanding: (1)
Basic	292,621	295,076	297,984	292,613	293,837
Diluted	295,005	295,076	300,981	295,353	296,208

Adjusted EBITDA (2)	$489,958	$439,337	$416,280	$1,297,406	$1,207,654

Adjusted income (loss) derived from operating activities (3)	$203,377	$165,893	$133,460	$445,878	$398,635

(1)	See “Computation of Earnings (Losses) Per Share” included herein as a separate schedule.

(2)

Adjusted EBITDA is computed by subtracting the sum of direct costs and general and administrative expenses from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates. There are limitations inherent in using adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted EBITDA and adjusted income (loss) derived from operating activities, because we believe that these financial measures accurately reflect our ongoing profitability. These amounts should not be used as a substitute for the amounts reported in accordance with GAAP. To compensate for the limitations in utilizing adjusted EBITDA as an operating measure, management also uses GAAP measures of performance, including income from continuing operations and net income, to evaluate performance, but only with respect to the Company as a whole and not on a segment basis. A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is a GAAP measure, is provided in the table set forth immediately following the heading “Reconciliation of Non-GAAP Financial Measures to Income (loss) from Continuing Operations before Income Taxes”.

(3)

Adjusted income (loss) derived from operating activities is computed by subtracting the sum of direct costs, general and administrative expenses and depreciation and amortization from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates. These amounts should not be used as a substitute for those amounts reported in accordance with GAAP. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, because it believes that these financial measures accurately reflect our ongoing profitability. A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is a GAAP measure, is provided in the table set forth immediately following the heading “Reconciliation of Non-GAAP Financial Measures to Income (loss) from Continuing Operations before Income Taxes”.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	September 30,	June 30,	December 31,
(In thousands, except ratios)	2014	2014	2013
	Revised
ASSETS
Current assets:
Cash and short-term investments	$464,818	$486,344	$507,133
Accounts receivable, net	1,624,441	1,448,511	1,399,543
Assets held for sale	158,327	233,163	243,264
Other current assets	544,885	642,620	603,890
Total current assets	2,792,471	2,810,638	2,753,830
Long-term investments and other receivables	2,568	2,724	3,236
Property, plant and equipment, net	9,016,508	8,832,966	8,597,813
Goodwill	512,203	512,897	512,964
Investment in unconsolidated affiliates	60,451	60,509	64,260
Other long-term assets	235,139	216,265	227,708
Total assets	$12,619,340	$12,435,999	$12,159,811

LIABILITIES AND EQUITY
Current liabilities:
Current debt	$196	$207	$10,185
Other current liabilities	1,415,385	1,319,379	1,301,239
Total current liabilities	1,415,581	1,319,586	1,311,424
Long-term debt	4,255,136	3,956,290	3,904,117
Other long-term liabilities	1,075,389	1,078,201	893,905
Total liabilities	6,746,106	6,354,077	6,109,446

Subsidiary preferred stock (1)	—	—	69,188

Equity:
Shareholders’ equity	5,862,873	6,071,426	5,969,086
Noncontrolling interest	10,361	10,496	12,091
Total equity	5,873,234	6,081,922	5,981,177
Total liabilities and equity	$12,619,340	$12,435,999	$12,159,811

(1)         Represents subsidiary preferred stock from acquisition in September 2010.  All 75,000 outstanding shares were redeemed in June 2014.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

SEGMENT REPORTING

(Unaudited)

The following tables set forth certain information with respect to our reportable segments and rig activity:

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except rig activity)	2014	2013	2014	2014	2013

Reportable segments:
Operating revenues and Earnings (losses) from unconsolidated affiliates:
Drilling and Rig Services:
U.S.	$571,736	$491,857	$532,894	$1,615,106	$1,443,759
Canada	80,491	81,397	54,861	246,973	273,053
International	424,698	383,712	391,251	1,191,018	1,056,649
Rig Services (1)	191,437	131,151	161,740	496,903	383,502
Subtotal Drilling and Rig Services (2)	1,268,362	1,088,117	1,140,746	3,550,000	3,156,963

Completion and Production Services:
Completion Services	352,027	266,520	276,639	856,565	782,674
Production Services	259,863	246,806	258,378	793,641	742,979
Subtotal Completion and Production Services (3)	611,890	513,326	535,017	1,650,206	1,525,653

Other reconciling items (4)	(69,341)	(52,478)	(59,358)	(185,717)	(135,952)
Total operating revenues and earnings (losses) from unconsolidated affiliates	$1,810,911	$1,548,965	$1,616,405	$5,014,489	$4,546,664

Adjusted EBITDA: (5)
Drilling and Rig Services:
U.S.	$234,980	$204,622	$206,061	$628,678	$568,280
Canada	25,804	26,232	14,216	80,139	89,830
International	159,588	142,767	139,336	436,915	366,772
Rig Services (1)	30,153	10,567	17,176	63,820	22,174
Subtotal Drilling and Rig Services (2)	450,525	384,188	376,789	1,209,552	1,047,056

Completion and Production Services:
Completion Services	40,507	39,910	27,614	61,467	120,113
Production Services	49,312	50,904	58,267	167,635	150,058
Subtotal Completion and Production Services (3)	89,819	90,814	85,881	229,102	270,171

Other reconciling items (6)	(50,386)	(35,665)	(46,390)	(141,248)	(109,573)
Total adjusted EBITDA	$489,958	$439,337	$416,280	$1,297,406	$1,207,654

Adjusted income (loss) derived from operating activities: (7)
Drilling and Rig Services:
U.S.	$117,212	$92,710	$89,977	$279,683	$240,118
Canada	11,517	12,244	225	37,902	46,657
International	68,452	54,271	50,583	167,154	108,221
Rig Services (1)	21,136	2,357	9,059	38,923	(1,739)
Subtotal Drilling and Rig Services (2)	218,317	161,582	149,844	523,662	393,257

Completion and Production Services:
Completion Services	14,211	13,024	(581)	(20,005)	37,650
Production Services	21,182	25,909	29,889	81,662	75,394
Subtotal Completion and Production Services (3)	35,393	38,933	29,308	61,657	113,044

Other reconciling items (6)	(50,333)	(34,622)	(45,692)	(139,441)	(107,666)
Total adjusted income (loss) derived from operating activities	$203,377	$165,893	$133,460	$445,878	$398,635

Rig activity:
Rig years: (8)
U.S.	216.0	195.5	215.3	212.7	193.7
Canada	34.3	30.0	21.6	33.2	29.1
International (9)	130.1	124.2	127.3	129.1	124.0
Total rig years	380.4	349.7	364.2	375.0	346.8
Rig hours: (10)
U.S. Production Services	205,604	223,504	210,750	626,336	660,483
Canada Production Services	36,509	39,463	28,671	106,720	116,292
Total rig hours	242,113	262,967	239,421	733,056	776,775

(1)         Includes our drilling technology and top drive manufacturing, directional drilling, rig instrumentation and software services. These services represent our other companies that are not aggregated into a reportable operating segment.

(2)         Includes earnings (losses), net from unconsolidated affiliates, accounted for using the equity method, of ($2.9) million, $(2.9) million and ($.8) million for the three months ended September 30, 2014 and 2013 and June 30, 2014, respectively and ($6.1) million and $1.0 million for the nine months ended September 30, 2014 and 2013, respectively.

(3)         Includes earnings (losses), net from unconsolidated affiliates, accounted for using the equity method, of $0 million, $.3 million and $.2 million for the three months ended September 30, 2014 and 2013 and June 30, 2014, respectively and $.2 million and $.6 million for the nine months ended September 30, 2014 and 2013, respectively.

(4)         Represents the elimination of inter-segment transactions.

(5)         Adjusted EBITDA is computed by subtracting the sum of direct costs and general and administrative expenses from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates. There are limitations inherent in using adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted EBITDA and adjusted income (loss) derived from operating activities, because we believe that these financial measures accurately reflect our ongoing profitability. These amounts should not be used as a substitute for the amounts reported in accordance with GAAP. To compensate for the limitations in utilizing adjusted EBITDA as an operating measure, management also uses GAAP measures of performance, including income from continuing operations and net income, to evaluate performance, but only with respect to the Company as a whole and not on a segment basis.  A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is a GAAP measure, is provided in the table set forth immediately following the heading “Reconciliation of Non-GAAP Financial Measures to Income (loss) from Continuing Operations before Income Taxes”.

(6)         Represents the elimination of inter-segment transactions and unallocated corporate expenses.

(7)         Adjusted income (loss) derived from operating activities is computed by subtracting the sum of direct costs, general and administrative expenses and depreciation and amortization from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates. These amounts should not be used as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, because it believes that these financial measures accurately reflect our ongoing profitability. A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is a GAAP measure, is provided in the table set forth immediately following the heading “Reconciliation of Non-GAAP Financial Measures to Income (loss) from Continuing Operations before Income Taxes”.

(8)         Excludes well-servicing rigs, which are measured in rig hours.  Includes our equivalent percentage ownership of rigs owned by unconsolidated affiliates.  Rig years represent a measure of the number of equivalent rigs operating during a given period.  For example, one rig operating 182.5 days during a 365-day period represents 0.5 rig years.

(9)         International rig years includes our equivalent percentage ownership of rigs owned by unconsolidated affiliates, which totaled 2.5 years during each of the three months ended September 30, 2014 and 2013 and June 30, 2014 and 2.5 years for each of the nine months ended September 30, 2014 and 2013.

(10)  Rig hours represents the number of hours that our well-servicing rig fleet operated during the period.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2014	2013	2014	2014	2013

Adjusted EBITDA	$489,958	$439,337	$416,280	$1,297,406	$1,207,654
Less: Depreciation and amortization	286,581	273,444	282,820	851,528	809,019
Adjusted income (loss) derived from operating activities	203,377	165,893	133,460	445,878	398,635

Interest expense	(43,138)	(56,059)	(46,303)	(134,251)	(176,343)
Investment income (loss)	2,189	1,229	7,066	10,235	95,471
Gains (losses) on sales and disposals of
long-lived assets and other income (expense), net	1,513	(3,266)	(16,504)	(16,467)	(27,245)
Impairments and other charges	—	(242,241)	—	—	(287,241)
Income (loss) from continuing operations before income taxes	$163,941	$(134,444)	$77,719	$305,395	$3,277

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

COMPUTATION OF EARNINGS (LOSSES) PER SHARE

(Unaudited)

A reconciliation of the numerators and denominators of the basic and diluted earnings (losses) per share computations is as follows:

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per share amounts)	2014	2013	2014	2014	2013
	Revised			Revised
BASIC EPS:
Income (loss) from continuing operations, net of tax	$102,430	$(90,510)	$65,729	$217,136	$29,825
Less: Net (income) loss attributable to noncontrolling interest	(387)	(441)	(253)	(1,213)	(6,154)
Less: Redemption of preferred shares	—	—	(1,688)	(1,688)	—
Less: Earnings allocated to unvested shareholders	(1,579)	1,411	(974)	(3,286)	671
Adjusted income (loss) from continuing operations - basic and diluted	$100,464	$(89,540)	$62,814	$210,949	$24,342
Income (loss) from discontinued operations, net of tax	$4,005	$(14,430)	$(1,032)	$4,488	$(34,292)

Weighted-average number of shares outstanding-basic	292,621	295,076	297,984	292,613	293,837

Earnings (losses) per share:
Basic from continuing operations	$.34	$(.30)	$.21	$.72	$.08
Basic from discontinued operations	.02	(.05)	—	.02	(.11)
Total Basic	$.36	$(.35)	$.21	$.74	$(.03)

DILUTED EPS:
Income (loss) from continuing operations attributed to common shareholders	$100,464	$(89,540)	$62,814	$210,949	$24,342
Add: Effect of reallocating undistributed earnings of unvested shareholders	11	—	—	25	—
Adjusted income (loss) from continuing operations attributed to common shareholders	$100,475	$(89,540)	$62,814	$210,974	$24,342
Income (loss) from discontinued operations	$4,005	$(14,430)	$(1,032)	$4,488	$(34,292)

Weighted-average number of shares outstanding-basic	292,621	295,076	297,984	292,613	293,837
Add: dilutive effect of potential common shares	2,384	—	2,997	2,740	2,371
Weighted-average number of diluted shares outstanding	295,005	295,076	300,981	295,353	296,208

Diluted from continuing operations	$.34	$(.30)	$.21	$.71	$.08
Diluted from discontinued operations	.01	(.05)	—	.02	(.11)
Total Diluted	$.35	$(.35)	$.21	$.73	$(.03)

Restricted stock grants that contain non-forfeitable rights to dividends are considered participating securities.  As such, these grants are included in our basic and diluted earnings (losses) per share computation using the two-class method of accounting.  For all periods presented, the computation of diluted earnings (losses) per share excluded outstanding stock options with exercise prices greater than the average market price of Nabors’ common shares because their inclusion would have been anti-dilutive and because they were not considered participating securities. The average number of options that were excluded from diluted earnings (losses) per share that would have potentially diluted earnings (losses) per share were 5,389,090 and 18,786,837 shares during the three months ended September 30, 2014 and 2013, respectively; 5,782,273 shares during the three months ended June 30, 2014; and 6,341,624 and 11,887,169 shares during the nine months ended September 30, 2014 and 2013, respectively. In any period during which the average market price of Nabors’ common shares exceeds the exercise prices of these stock options, such stock options are included in our diluted earnings (losses) per share computation using the if-converted method of accounting.

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS) ITEMS EXCLUDING CERTAIN NON-CASH CHARGES
AND OTHER NON-OPERATIONAL ITEMS (NON-GAAP)

(Unaudited)

		Charges and Non-Operational	As adjusted
	Actuals	Items	(Non-GAAP)
(In thousands, except per share amounts)	Three Months Ended September 30, 2014
		Revised
Income (loss) from continuing operations, net of tax	$102,430	$(14,300)	$116,730
Diluted earnings (losses) per share from continuing operations	$0.34	$(0.05)	$0.39

	Three Months Ended June 30, 2014

Income (loss) from continuing operations, net of tax	$65,729	$(8,284)	$74,013
Diluted earnings (losses) per share from continuing operations	$0.21	$(0.03)	$0.24

NABORS INDUSTRIES LTD. AND SUBSIDIARIES

SCHEDULE OF NON-CASH CHARGES AND OTHER NON-OPERATIONAL ITEMS (NON-GAAP)

(Unaudited)

	Three Months Ended
	September 30,		June 30,
	Revised
		Per Diluted		Per Diluted
(In thousands, except per share amounts)	2014	Share	2014	Share

Transaction expenses (1)	$13,062	$.04	$—	$—
Sale of Alaska E&P business (2)	(17,023)	(.06)	—	—
Other non-operational items (3)	—	—	8,284.03
Restructuring tax charge (4)	18,261.07		—	—

Total Adjustments, net of tax	$14,300	$.05	$8,284.03

Weighted-average number of shares outstanding - diluted	295,005		300,981

(1) Represents expenses attributable to pending transaction with C&J Services, net of tax of $3.9 million.

(2) Represents the gain on the divestiture of our Alaska E&P business, net of tax of $5.1 million.

(3) Represents losses on the sale of non-core assets or in unconsolidated businesses in the process of being divested, net of tax of $1.3 million.

(4) Represents a tax charge associated with the restructuring of our completion and production services entities in preparation for the transaction with C&J Services.